Exhibit 99.2

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended October 29, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$230,645	$104,113	$29,833	$364,591	$146,981	$15,001	(A)	$—	$526,573

Units sold	2,074	5,935	3,301	11,310	3,672
Single-sections					849
Multi-sections					2,823
Pre-owned
Class As	1,598
Class Cs	476
Conventional trailers		4,593
Fifth-wheel trailers		1,342

Average selling price per unit	$111,208	$17,542	$9,038	NM	$40,028

Gross profit percent	13.4%	2.9%	18.4%	10.8%	21.1%	17.8%		NM	14.0%

Operating income (loss)	$(1,141)	$(14,361)	$604	$(14,898)	$1,384	$871		$(2,583)	$(15,226)

Operating margin	(0.5)%	(13.8)%	2.0%	(4.1)%	0.9%	5.8%		NM	(2.9)%

Depreciation	$1,171	$611	$256	$2,038	$1,833	$351		$1,574	$5,796

Capital expenditures (est.)	$644	$89	$37	$770	$554	$449		$414	$2,187

(A)          Excludes $30.6 million of intercompany sales.

NM         Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended October 30, 2005

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply				Company
	Homes	Trailers	Trailers	Total	Group	Group		Other		Total

Operating revenues	$248,740	$119,334	$25,397	$393,471	$224,981	$11,888	(A)	$(839	)(B)	$629,501

Units sold	2,284	7,739	3,399	13,422	6,610
Single-sections					2,790
Multi-sections					3,820
Pre-owned
Class As	1,799
Class Cs	485
Conventional trailers		6,961
Fifth-wheel trailers		778

Average selling price per unit	$108,905	$15,420	$7,472	NM	$34,036

Gross profit percent	13.3%	12.8%	17.3%	13.4%	24.6%	19.0%		NM		17.8%

Operating income (loss)	$2,852	$(3,805)	$250	$(703)	$14,156	$878		$(4,196)		$10,135

Operating margin	1.1%	(3.2)%	1.0%	(0.2)%	6.3%	7.4%		NM		1.6%

Depreciation	$1,118	$509	$352	$1,979	$1,772	$325		$1,657		$5,733

Capital expenditures (est.)	$1,281	$41	$183	$1,505	$1,247	$147		$779		$3,678

(A)     Excludes $45.0 million of intercompany sales.

(B)      Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM    Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date October 29, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$455,873	$225,799	$54,145	$735,817	$292,645	$27,882	(A)	$—	$1,056,344

Units sold	4,272	13,119	6,031	23,422	7,373
Single-sections					1,643
Multi-sections					5,730
Pre-owned
Class As	3,232
Class Cs	1,040
Conventional trailers		10,630
Fifth-wheel trailers		2,489

Average selling price per unit	$106,712	$17,212	$8,978	NM	$39,691

Gross profit percent	18.1%	4.9%	18.1%	10.6%	21.2%	12.3%		NM	13.9%

Operating income (loss)	$(4,619)	$(24,338)	$806	$(28,151)	$3,451	$2,119		$(879)	$(23,460)

Operating margin	(1.0)%	(10.8)%	1.5%	(3.8)%	1.2%	7.6%		NM	(2.2)%

Depreciation	$2,581	$1,101	$537	$4,219	$3,510	$669		$3,224	$11,622

Capital expenditures (est.)	$1,361	$233	$229	$1,823	$1,075	$811		$744	$4,453

(A)          Excludes $64.5 million of intercompany sales.

NM         Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date October 30, 2005

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply				Company
	Homes	Trailers	Trailers	Total	Group	Group		Other		Total

Operating revenues	$546,530	$224,169	$45,974	$816,673	$429,312	$25,618	(A)	$(25,627	)(B)	$1,245,976

Units sold	5,251	14,351	5,845	25,447	12,468
Single-sections					4,219
Multi-sections					8,249
Pre-owned
Class As	3,887
Class Cs	1,364
Conventional trailers		12,186
Fifth-wheel trailers		2,165

Average selling price per unit	$104,081	$15,620	$7,866	NM	$34,433

Gross profit percent	13.0%	9.6%	15.7%	12.2%	23.9%	11.0%		NM		17.0%

Operating income (loss)	$8,037	$(12,516)	$(1,305)	$(5,784)	$19,176	$2,599		$(6,749)		$9,242

Operating margin	1.5%	(5.6)%	(2.8)%	(0.7)%	4.5%	10.1%		NM		0.7%

Depreciation	$2,220	$993	$685	$3,898	$3,482	$649		$3,298		$11,327

Capital expenditures (est.)	$3,493	$626	$421	$4,540	$1,886	$247		$1,361		$8,034

(A)          Excludes $85.1 million of intercompany sales.

(B)          Represents the elimination of intercompany sales by the Housing Group to the retail housing business.

NM      Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended October 29, 2006

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply
	Homes	Trailers	Trailers	Total	Group	Group

Number of facilities (A)	3	9	1	13	22	3

Capacity utilization (B)	52%	82%	83%	NM	43%	NM

Number of independent distribution points	258	594	494	NM	1,278	NM

Backlog units	744	4,502	1,761	7,007	589	NM

Sales value (C)	$82,739	$78,974	$15,916	$177,629	$23,576	NM

Dealer inventories (units)	4,004	16,920	6,265	NM	6,532	NM

(A)   Number of active facilities at the end of the quarter.

(B)    Based on production levels at the end of the period.

(C)    The number of units in the backlog multiplied by the average selling price.

NM  Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended October 30, 2005

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply
	Homes	Trailers	Trailers	Total	Group	Group

Number of facilities (A)	3	8	1	12	21	3

Capacity utilization (B)	67%	82%	51%	NM	66%	NM

Number of independent distribution points	269	609	494	NM	1,272	NM

Backlog units (C)	641	6,140	1,297	8,078	2,253	NM

Sales value (D)	$69,808	$94,679	$9,691	$174,178	$76,683	NM

Dealer inventories (units)	4,043	13,290	6,316	NM	7,852	NM

(A)       Number of active facilities at the end of the quarter.

(B)       Based on production level at the end of the period.

(C)       Travel trailers backlog excludes 5,010 FEMA units and the Housing Groups backlog excludes 2,378 FEMA units.

(D)       The number of units in the backlog multiplied by the average selling price.

NM Not meaningful.